UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2007 (July 17, 2007)

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31619	87-0430320
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Beihuan Road
Junan County
Shandong, China 276600
(Address of Principal Executive Offices)

(86) 539-7318818
Registrant’s Telephone Number, Including Area Code:

MILLENNIUM QUEST, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Explanatory Statement

This Amendment (the "Amendment") amends the Current Report on Form 8-K of Millennium Quest, Inc., a Delaware corporation (the “Company”) originally filed on July 24, 2007 (the “Original Filing”). The Company has filed this Amendment to amend Item 9.01(d) to include a copy of exhibit 3.1 referenced in the Original Filing. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 as amended is set forth below. The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	Exhibit No.	Description
	3.1	Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007

American Lorain Corporation

By:	/s/ Si Chen
Si Chen Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 17, 2007.